UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

January 29, 2004

(Date of earliest event reported)

TEXTRON INC.

(Exact name of Registrant as specified in its charter)

Delaware	I-5480	05-0315468
(State of	(Commission File No.)	(IRS Employer
Incorporation)		Identification No.)

40 Westminster Street, Providence, Rhode Island 02903
(Address of principal executive offices, including zip code)

     (401) 421-2800

(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Item 9.      Regulation FD Disclosure and

Item 12.    Results of Operations and Financial Condition

     On January 29, 2004, Textron Inc. issued a press release announcing its financial results for the fiscal quarter and fiscal year ended January 3, 2004. This press release is attached hereto and incorporated herein by reference as Exhibit 99.

     The information in this Form 8-K and the Exhibits hereto shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEXTRON INC.
(Registrant)

	By:	s/Michael D. Cahn
	Name:	Michael D. Cahn
	Title	Senior Associate General Counsel-Securities and Assistant Secretary

Dated: January 29, 2004

Exhibit List

99        Textron Inc. Press Release dated January 29, 2004